SPDR® INDEX SHARES FUNDS

SPDR MSCI ACWI Climate Paris Aligned ETF

(the “Fund”)

Supplement dated May 31, 2023 to the Prospectus and Summary Prospectus,

each dated January 31, 2023, as may be supplemented from time to time

The Fund seeks to track the performance of the MSCI ACWI Climate Paris Aligned Index (the “Index”). Effective with the Index’s rebalance occurring after the close of business on May 31, 2023, the Index’s methodology is updated to reflect revisions to certain constraints incorporated into the Index’s optimization process. As a result, the seventh paragraph and accompanying bullets in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” on page 36 of the Prospectus and page 3 of the Summary Prospectus are replaced with the following:

The optimization process incorporates the following Index-level constraints to achieve transition and physical risk objectives:

•

At least 50% reduction in the weighted average of index constituents’ greenhouse gas (“GHG”) Intensity relative to the Parent Index, taking into account Scope 1, 2 and 3 emissions. Scope 1 emissions are direct GHG emissions that occur from sources that are controlled or owned by an organization. Scope 2 emissions are indirect GHG emissions generated in the production of electricity consumed by the organization. Scope 3 emissions encompass all other indirect GHG emissions that are a consequence of the activities of the organization, but occur from sources not owned or controlled by the organization. GHG Intensity measures a company’s Scope 1, 2 and 3 emissions relative to its enterprise value including cash.

•	At least 10% average reduction (per year) in GHG Intensity relative to GHG Intensity of the Index as of June 1, 2020.

•

Aggregate exposure to High Climate Impact Sectors that is not less than the aggregate exposure in the Parent Index. High Impact Climate Sectors are defined by EU BMR as those sectors that are key to the low-carbon transition.

•

At least 20% increase, relative to the Eligible Universe, in the aggregate weight of companies (i) having one or more active carbon emissions reduction target(s) approved by the Science Based Targets initiative (SBTi), or (ii) companies that (a) publish emissions reduction targets, (b) publish their annual emissions levels, and (c) have reduced their GHG intensity by at least 7% over each of the last three years.

•

At least 50% reduction in the weighted average of index constituents’ Potential Emissions Intensity relative to the Parent Index. Potential Emissions Intensity represents the sum of a company’s estimated carbon emissions assuming the company uses its owned coal, oil and gas reserves relative to the company’s enterprise value including cash.

•

Aggregate Climate Value-at-Risk (“VaR”) greater than or equal to -5% of the aggregate Climate VaR of the Parent Index. Climate VaR is designed to provide a forward looking assessment of the impacts of climate change on a company’s valuation based on the global average temperature under a 1.5 degree Celsius warming scenario compared to pre-industrial levels.

•

At least 10% increase in the weighted average of index constituents’ Low Carbon Transition (LCT) Score relative to the Parent Index. The LCT Score seeks to identify a company’s exposure to and management of risk and opportunities related to low carbon transition.

•

At least 50% reduction in the weighted average of index constituents’ Extreme Weather Climate VaR relative to the Parent Index. Extreme Weather Climate VaR is an assessment of a company’s future costs arising from severe weather events and the potential impact of such costs on the company’s future financial performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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